Exhibit 99
                    COCA-COLA ENTERPRISES INC.                   Page 1 of 4
                CONSOLIDATED STATEMENTS OF INCOME
          (Unaudited; In Millions Except Per Share Data)

                                                      Third Quarter
                                             -----------------------------
                                              1998       1997 (b)   Change
                                             -------    -------     -------
Net Operating Revenues                       $ 3,528    $ 3,183       11%
Cost of Sales                                  2,207      2,017        9%
                                             -------    -------
Gross Profit                                   1,321      1,166       13%
Selling, Delivery, and Administrative
   Expenses                                    1,013        939        8%
                                             -------    -------
Operating Income                                 308        227       36%
Interest Expense - Net                           179        143       25%
                                             -------    -------
Income Before Income Taxes                       129         84       54%
Income Tax Expense                                42         30       40%
Income Tax Rate Change Benefit (a)               (29)       (58)
                                             -------    -------
Net Income                                       116        112        4%
Preferred Stock Dividends                          1          -
                                             -------    -------
Net Income Applicable to Common
  Share Owners                               $   115    $   112        3%
                                             =======    =======
Basic Average Common
  Shares Outstanding                             398        386        3%
                                             =======    =======
Basic Net Income Per Share
  Applicable to Common
  Share Owners (c)                           $  0.29    $  0.29
                                             =======    =======
Diluted Average Common
  Shares Outstanding                             410        399        3%
                                             =======    =======
Diluted Net Income Per Share
  Applicable to Common
  Share Owners (c)                           $  0.28    $  0.28
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   308    $   227        36%
  Depreciation                                   184        143        29%
  Amortization                                   104        117      (11)%
                                             -------    -------
Cash Operating Profit                        $   596    $   487        22%
                                             =======    =======

(a) Third-quarter 1998 and 1997 results include one-time benefits from the reduction of the United Kingdom tax rate of 7 cents and 15 cents per share, respectively.
(b) Third quarter 1997 results include the operating results of New York and Canadian bottler aquisitions beginning with the month of August 1997, and related interest costs associated with this acquisition as if it closed on August 7, 1997.
(c) Per share data calculated prior to rounding to millions.



                                                                  Exhibit 99
                   COCA-COLA ENTERPRISES INC.                     Page 2 of 4
                CONSOLIDATED STATEMENTS OF INCOME
          (Unaudited; In Millions Except Per Share Data)

                                                       Nine Month
                                             -----------------------------
                                              1998 (a)    1997 (b)   Change
                                             -------     -------    -------
Net Operating Revenues                       $10,173     $ 8,229      24%
Cost of Sales                                  6,380       5,179      23%
                                             -------     -------
Gross Profit                                   3,793       3,050      24%
Selling, Delivery, and Administrative
   Expenses                                    3,054       2,455      24%
                                             -------     -------
Operating Income                                 739         595      24%
Interest Expense - Net                           517         377      37%
Other Nonoperating Deductions - Net                -           6 (c)
                                             -------     -------
Income Before Income Taxes                       222         212       5%
Income Tax Expense                                75          80      (6)%
Income Tax Rate Change Benefit (d)               (29)        (58)
                                             -------     -------
Net Income                                       176         190      (7)%
Preferred Stock Dividends                          1           2
                                             -------     -------
Net Income Applicable to Common
  Share Owners                               $   175     $   188      (7)%
                                             =======     =======
Basic Average Common Shares
   Outstanding                                   393         382 (e)   3%
                                             =======     =======
Basic Net Income Per Share
  Applicable to Common Share
  Owners (f)                                 $  0.45     $  0.49      (8)%
                                             =======     =======
Diluted Average Common Shares
  Outstanding                                    406         394 (e)   3%
                                             =======     =======
Diluted Net Income Per Share
  Applicable to Common Share
  Owners (f)                                 $  0.43     $  0.48     (10)%
                                             =======     =======
Cash Operating Profit Data:
  Operating Income                           $   739     $   595      24%
  Depreciation                                   526         402      31%
  Amortization                                   286         288      (1)%
                                             -------     -------
Cash Operating Profit                        $ 1,551     $ 1,285      21%
                                             =======     =======

(a) Nine-month 1998 results include the results of the Coke Southwest acquisition from the closing date of June 5, 1998.
(b) Nine-month 1997 results include the operating results of the British bottler beginning with the month of March 1997 and related interest expense from the closing date of February 10, 1997 and the operating results of New York and Canadian bottler acquisitions beginning with the month of August 1997, and related interest costs associated with this acquisition as if it closed on August 7, 1997.
(c) Nine-month 1997 results include a $6 million, or 1 cent per common share, one-time charge related to the April 1, 1997 redemption of 8 3/4 percent Debentures due April 1, 2017.
(d) Nine-month 1998 and 1997 results include one-time benefits from the reduction of the United Kingdon tax rate of 7 cents and 15 cents per share, respectively.
(e) Adjusted for 3-for-1 stock split.
(f) Per share data calculated prior to rounding to millions.

                     COCA-COLA ENTERPRISES INC.               Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 4
                           (In Millions)

                                                October 2,      December 31,
                                                  1998             1997
                                               -----------      ----------
                                               (Unaudited)
ASSETS
Current
  Cash and cash investments                     $     92        $    45
  Trade accounts receivable, net                   1,269          1,007
  Inventories                                        565            462
  Current deferred income tax assets                  73             70
  Prepaid expenses and other current assets          272            229
                                                 -------        -------
    Total Current Assets                           2,271          1,813
Net Property, Plant, and Equipment                 4,570          3,862
Franchises and Other Noncurrent Assets, Net       13,529         11,812
                                                 -------        -------
                                                $ 20,370        $17,487
                                                 =======        =======
LIABILITIES AND SHARE-OWNERS' EQUITY
Current
  Accounts payable and accrued expenses         $  2,098        $ 2,000
  Current portion of long-term debt                1,447          1,032
                                                 -------        -------
    Total Current Liabilities                      3,545          3,032
Long-Term Debt, Less Current Maturities            9,097          7,760
Retirement and Insurance Programs and
  Other Long-Term Obligations                      1,005            917
Deferred Income Tax Liabilities                    4,564          3,996
Share-Owners' Equity
  Preferred stock                                     48              -
  Common stock                                       446            443
  Additional paid-in capital                       1,937          1,364
  Reinvested earnings                                509            374
  Cumulative Comprehensive Inc ome                   (32)           (16)
  Cost of common stock in treasury                  (749)          (383)
                                                 -------        -------
                                                   2,159          1,782
                                                 -------        -------
                                                 $20,370        $17,487
                                                 =======        =======
                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary - Key Information               Page 4 of 4
                             (Unaudited)



                                                Reported        Comparable
Third-Quarter 1998                               Change          Change (a)
-------------------                             --------        ----------

Cash Operating Profit
  Consolidated                                      22%              15%

Physical Case Bottle and Can Volume (b)
  Consolidated                                       9%               1%
  North America                                                       3%
  Europe                                                            (8)%

Fountain Gallon Volume (b)                          14%             Flat

Net Revenues Per Case -- Bottle and Can          1 1/2%           1 1/2%
  Currnecy Neutral                                                    2%

Cost of Sales Per Case -- Bottle and Can           Flat             Flat
  Currency Neutral                                                    1%


Nine-Months 1998
-------------------
Cash Operating Profit
  Consolidated                                      21%              11%
  Currency Neutral/Common Fiscal Periods (c)                         10%

Physical Case Bottle and Can Volume (b)
  Consolidated                                      23%               5%
  North America                                                       6%
  Europe                                                              3%

Fountain Gallon Volume (b)                          27%               1%

Net Revenues Per Case -- Bottle and Can            1/2%            Flat
  Currency Neutral                                                    1%

Cost of Sales Per Case -- Bottle and Can           1/2%           (1/2)%
  Currency Neutral                                                    1%

(a) To determine the comparable change, 1997 results have been adjusted to include the results of material 1997 acquisitions for the same periods they are included in 1998 reported results. 1998 results have been adjusted to exclude the Coke Southwest acquisition.
(b) To determine the comparable change for bottle and can volume and founatin volume, Coke Southwest results are included for the same period in 1997 as reported in 1998.
(c) To determine comparable nine-month results for the change in volume and cash operating profit, 1997 results have been adjusted to include the same number of fiscal days as 1998.